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TRANSAMERICA PARTNERS PORTFOLIOS

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GROWTH PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
February 18, 2010
Dear Investor:
The enclosed information statement describes, Jennison Associates LLC (“Jennison”), OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington”; together with Jennison and OFII, the “Sub-Advisers”), sub-advisers to the Growth Portfolio (the “Portfolio”)
On September 18, 2009, the Board of Trustees of the Portfolio approved new subadvisory agreements with the Sub-Advisers and terminated Turner Investment Partners, Inc. (“Turner”) as a sub-adviser to the Portfolio. The Sub-Advisers took over day-to-day management of the Portfolio on November 20, 2009.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the subadvisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Four Manhattanville Road
Purchase, New York 10577
February 18, 2010
Dear Contract Holder:
We are sending the enclosed Information Statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in the Growth Subaccount of Transamerica Partners Variable Funds. The enclosed information statement describes, Jennison Associates LLC (“Jennison”), OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington”; together with Jennison and OFII, the “Sub-Advisers”), sub-advisers to the Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of the Growth subaccount are invested.
On September 18, 2009, the Board of Trustees of the Portfolio approved new subadvisory agreements with the Sub-Advisers and terminated Turner Investment Partners, Inc. (“Turner”) as a sub-adviser to the Portfolio. The Sub-Advisers took over day-to-day management of the Portfolio on November 20, 2009.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed Information Statement describes the Sub-Adviser and the terms of the subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-800-755-5801 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary of
Transamerica Partners Portfolios

TRANSAMERICA PARTNERS GROWTH
TRANSAMERICA PARTNERS INSTITUTIONAL GROWTH
570 Carillon Parkway
St. Petersburg, Florida 33716
February 18, 2010
Dear Shareholder:
The enclosed information statement describes, Jennison Associates LLC (“Jennison”), OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington”; together with Jennison and OFII, the “Sub-Advisers”), sub-advisers to the Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Growth and Transamerica Partners Institutional Growth are invested..
On September 18, 2009, the Board of Trustees of the Portfolio approved new subadvisory agreements with the Sub-Advisers and terminated Turner Investment Partners, Inc. (“Turner”) as a sub-adviser to the Portfolio. The Sub-Advisers took over day-to-day management of the Portfolio on November 20, 2009.
Transamerica Asset Management, Inc., the Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new subadvisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Adviser and the terms of the subadvisory agreement with the Sub-Adviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.
Sincerely,
Dennis P. Gallagher
Vice President, General Counsel and Secretary

GROWTH PORTFOLIO
a series of Transamerica Partners Portfolios
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-800-233-4339
This information statement (“Information Statement”) is being provided to investors formerly invested in the Growth Portfolio (the “Portfolio”), a series of Transamerica Partners Portfolios (“TPP”). The Portfolio was the underlying mutual fund in which all of the assets of Transamerica Partners Growth, Transamerica Partners Institutional Growth and the Growth Subaccount were invested.
On November 20, 2009, the Portfolio reorganized into the Large Growth Portfolio, a series of TPP (the “Reorganization”). Immediately prior to the closing of the Reorganization, Jennison Associates LLC (“Jennison”), OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington Management”; together with Jennison and OFII, the “Sub-Advisers”) replaced Turner Investment Partners, Inc. (“Turner”) as sub-advisers to the Portfolio.
This Information Statement describes the Sub-Advisers and the terms of the new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and each Sub-Adviser with respect to the Portfolio (respectively, the “Jennison Sub-Advisory Agreement,” the “OFII Sub-Advisory Agreement” and the “Wellington Management Sub-Advisory Agreement,” and together, the “Sub-Advisory Agreements”). The Information Statement is provided in lieu of a proxy statement to investors of record as of November 20, 2009, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the TPP Board of Trustees (the “Board”), including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining investor approval. The Order further stipulates that the Portfolio’s investors are to receive notice and information about the new sub-advisers and new sub-advisory agreements within 90 days after such change occurs.
In accordance with the terms of the Agreement and Plan of Reorganization dated as of November 20, 2009, the Portfolio was terminated after the Reorganization. All material contracts of the Portfolio, including the Sub-Advisory Agreements, were terminated at or prior to the closing of the Reorganization.
The annual report for the Portfolio for the period ended December 31, 2008, and the semi-annual report for the Portfolio for the period ended June 30, 2009 have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-800-851-9777.
This Information Statement is being mailed on or about February 18, 2010.
The Adviser and the Portfolio will share equally the costs associated with preparing and distributing this Information Statement to shareholders.
We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.
The Portfolio is a series of TPP, which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Portfolio commenced operations on April 19, 1996. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
Background
The Portfolio was a master fund in a master/feeder mutual fund structure. The Portfolio, in turn, invested directly in securities.
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on June 4, 2009. Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On September 18, 2009, and in connection with the Reorganization, the Board approved the termination of the sub-advisory agreement with Turner (the “Turner Sub-Advisory Agreement”) and approved the Sub-Advisory Agreements with Jennison, OFII and Wellington Management. This Information Statement describes the Sub-Advisers and the Sub-Advisory Agreements.
No officer or Trustee of the Portfolio is a director, officer or employer of a Sub-Adviser. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in a Sub-Adviser or any other person controlling, controlled by or under common control with a Sub-Adviser. Since January 1, 2008, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which a Sub-Adviser or any of its affiliates was or is to be party.
Terms of the Sub-Advisory Agreements
The Sub-Advisory Agreements became effective as of November 20, 2009. Under the terms of the Sub-Advisory Agreements, the Sub-Advisers are to manage the investment and reinvestment of the portfolio assets of the Portfolio, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Portfolio’s Registration Statement, and any written instructions which the Adviser or the Board may issue from time-to-time in accordance therewith. Pursuant to the Sub-Advisory Agreements, the Sub-Advisers are to make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same.
The Jennison Sub-Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder on the part of a Sub-Adviser, the Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the

Portfolio. The OFII Sub-Advisory Agreement and the Wellington Sub-Advisory Agreement provide that, absent willful malfeasance, bad faith, gross negligence, or violation of applicable law on the part of the Sub-Adviser or reckless disregard of the duties owed thereunder by any of its employees or associated or supervised persons, as applicable, in providing management thereunder, the Sub-Adviser will not be liable for any loss in carrying out the terms and provisions of the agreement.
Comparison of the Sub-Advisory Agreements
The sub-advisory fee schedules for each Sub-Adviser appear, as well as a comparison of those fees to the fees paid by the Adviser to Turner, appear below.
The Sub-Advisory Agreements were approved by the Board on September 18, 2009 and were effective November 20, 2009. Under the terms of each Sub-Advisory Agreement, each Sub-Adviser furnishes continuing portfolio management services to the Portfolio, subject always to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Prospectus and Statement of Additional Information. The Turner Sub-Advisory Agreement contained similar provisions.
Each Sub-Advisory Agreement provides that a Sub-Adviser is responsible for providing investment advice to the Portfolio, subject to the supervision of the Board, with respect to such portion of the Portfolio’s assets as shall be allocated to the Sub-Adviser by the Adviser from time to time. Each Sub-Advisory Agreement prohibits a Sub-Adviser from directly or indirectly consulting with any other Sub-Adviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets. The Turner Sub-Advisory Agreement contained no such provision.
Each Sub-Advisory Agreement provides that a Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. Each Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, a Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Turner Sub-Advisory Agreement contained similar provisions.
Each Sub-Advisory Agreement requires that the Sub-Adviser provide certain information and reports to the Board, the officers of TPP and the Adviser. The Turner Sub-Advisory Agreement contained similar provisions.
Each Sub-Advisory Agreement provides that unless the Adviser advises a Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or TPP or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security held by the Portfolio or purchased with, or comprising a portion of, the Portfolio’s securities managed by the Sub-Adviser, as applicable, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolio. The Turner Sub-Advisory Agreement provided that Turner may make recommendations to the Adviser as to the manner in which voting rights pertaining to the Portfolio’s securities shall be exercised.

The Turner Sub-Advisory Agreement provided that Turner will not offer its “large cap growth opportunities” strategy through a single manager investment services contract to another fund company that competes directly with the Adviser in, and whose principal focus is in distributing its fund family in, the retirement services market. The OFII Sub-Advisory Agreement and the Wellington Management Sub-Advisory Agreement provided that OFII and Wellington Management, respectively, shall disclose to the Adviser the identity of any other fund managed by OFII or Wellington Management with a substantially similar investment strategy if the fund is sold in retirement plan marketplaces in competition with the Portfolio.
Investors should refer to Exhibit A attached hereto for the terms of the Jennison Sub-Advisory Agreement, Exhibit B for the terms of the Amended OFII Sub-Advisory Agreement, and Exhibit C for the terms of the Amended Wellington Management Sub-Advisory Agreement. The description of the Form of OFFI Sub-Advisory Agreement is incorporated by reference from Amendment No. 16 to the Registration Statement on Form N-1A (File No. 811-08272) as filed with the Commission on April 29, 2008. The description of the Form of Wellington Management Sub-Advisory Agreement is incorporated by reference from Amendment No. 23 to the Transamerica Partners Funds Group Registration Statement on Form N-1A (File No. 811-07674) as filed with the Commission on February 14, 2002.
TAM Advisory Fees
Under the Advisory Agreement, the Portfolio paid the Adviser an advisory fee at the annual rate of 0.77%.
As of September 30, 2009, the Portfolio had net assets of $204,863,991.
Turner Sub-advisory Fee
Under the Turner Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Turner for its services on the basis of the following annual fee schedule:
Turner Fee Schedule
0.35% of the first $100 million of net assets
0.30% of the next $200 million of net assets
0.25% of the next $200 million of net assets
0.20% of net assets in excess of $500 million
Jennison Sub-advisory Fee
Under the Jennison Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Jennison for its services on the basis of the following annual fee schedule:
Jennison Fee Schedule
0.40% of the first $250 million;
0.35% of the next $250 million;
0.30% of the next $500 million
0.25% of the next $500 million; and
0.20% of average daily net assets in excess of $1.5 billion.

OFII Sub-advisory Fee
Under the OFII Sub-Advisory Agreement, the Adviser (not the Portfolio) paid OFII for its services on the basis of the following annual fee schedule:
OFII Fee Schedule
0.08% of net assets
Wellington Management Sub-advisory Fee
Under the Wellington Management Sub-Advisory Agreement, the Adviser (not the Portfolio) paid Wellington Management for its services on the basis of the following annual fee schedule:
Wellington Management Fee Schedule
0.28% of net assets
Fees paid to Turner for services provided pursuant to the Turner Sub-Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $946,795. Fees that would have been payable to Jennison, OFII and Wellington Management for services provided pursuant to the Jennison Sub-Advisory Agreement, the OFII Sub-Advisory Agreement and the Wellington Management Sub-Advisory Agreement for the same period, had the Jennison Sub-Advisory Agreement, the OFII Sub-Advisory Agreement and the Wellington Management Sub-Advisory Agreement been in effect for such period, would have been $421,157, $72,962 and $297,927, respectively. This calculation is based on the assumption that Jennison, OFII and Wellington Management managed 35%, 30% and 35% of the Portfolio, respectively. Investors should note that the Adviser, not the Portfolio, pays all sub-advisory fees.
Information Regarding Jennison
Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment advisor founded in 1969 and has assets under management in excess of $93 billion (as of December 31, 2009). The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.
Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Jennison as of December 31, 2009.

Position and Principal Occupation with
Jennison Associates and Principal
Occupation if Different from
Name	Position(s) with Jennison	Address
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”).	466 Lexington Avenue New York, NY 10017

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.	466 Lexington Avenue New York, NY 10017

Position and Principal Occupation with
Jennison Associates and Principal
Occupation if Different from
Name	Position(s) with Jennison	Address
Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer, Jennison.	466 Lexington Avenue New York, NY 10017

Kathleen A. McCarragher	Director and Managing Director, Jennison. Vice President, Prudential Trust Company. (“PTC”)	466 Lexington Avenue New York, NY 10017

Debra Hope Wedgeworth	Director, Jennison. Manager, QM.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102

Charles F. Lowrey	Director, Jennison. President, Chairman, Director and Chief Executive Officer and Director, PIM. Chairman, Chief Executive Officer, President and Manager, Prudential Asset Management Holding Company LLC. President, PIM Foreign Investments, Inc. Director and President, PIM Investments, Inc. Chairman and Director, PIM Warehouse, Inc. Manager, QM. Chairman and Director, Pramerica (GP) Limited. Director, Pramerica (GP2) Limited.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102

Ronald K. Andrews	Director, Jennison. Senior Vice President, Prudential Investments LLC (“PI”). Manager, QM. Senior Vice President, Prudential Annuities Advisory Services, Inc.	Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102

Mirry M. Hwang	Secretary, Senior Vice President and Chief Legal Officer, Jennison. Assistant Secretary, PTC.	466 Lexington Avenue New York, NY 10017

Joseph M. Carrabes	Executive Vice President, Jennison. Vice President, PTC.	466 Lexington Avenue New York, NY 10017

Kenneth Moore	Treasurer and Executive Vice President, Jennison. Vice President, PIM Warehouse, Inc. Director and Executive Vice President, PTC. Manager and Vice President, QM. Vice President, PIM.	466 Lexington Avenue New York, NY 10017

Stuart S. Parker	Executive Vice President, Jennison. Senior Vice President, PI. Vice President, QM.	466 Lexington Avenue New York, NY 10017

Leslie S. Rolison	Executive Vice President, Jennison. Vice President, QM.	466 Lexington Avenue New York, NY 10017
Management Activities. Jennison acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds
for which Jennison
serves as Sub-	Assets Managed by Jennison as of
Adviser	December 31, 2009	Subadvisory Fee Paid to Jennison
The Prudential Series Fund – Jennison Portfolio	$1,320,160,093	0.75% for first $10 million; 0.50% for next $30 million; 0.35% for next $25 million; 0.25% for next $335 million; 0.22% for next $600 million; 0.20% for above $1 billion.

The Prudential Investment Portfolios, Inc. – Jennison Growth Fund	$1,929,997,267	0.30% for the first $300 million; 0.25% in excess of $300 million.

Transamerica Series Trust – Transamerica Jennison Growth VP	$480,708,155	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.20% in excess of $1.5 billion.

Transamerica Funds – Transamerica Jennison Growth	$786,150,655	0.40% on first $250 million; 0.35% on next $250 million; 0.30% on next $500 million; 0.25% on next $500 million and 0.20% in excess of $1.5 billion.

Metropolitan Series Fund, Inc. – Jennison Growth Portfolio	$1,983,205,308	0.400% of the first $300 million; 0.350% of the next $500 million; 0.250% of the next $1 billion; 0.220% in excess of $1.8 billion.
Information Regarding OFII
OFII has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) since 2000 and has assets under management of $7.9 billion as of December 31, 2009. OFII is a subsidiary of Oppenheimer Funds, Inc., which is also registered with the SEC as an investment adviser under the Advisers Act. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York, 10281-1008.
Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of OFII as of December 31, 2009. The principal address of each individual as it relates to his or her duties at OFII is the same as that of OFII.

Name and Current Position
with OFI Institutional Asset
Management, Inc.	Other Business and Connections During the Past Two Years
Amy Adamshick, Vice President	None

Name and Current Position
with OFI Institutional Asset
Management, Inc.	Other Business and Connections During the Past Two Years
Robert Agan, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc., Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Vice President of Centennial Asset Management Corporation and OFI Private Investments Inc.

David Foxhoven, Senior Vice President	Senior Vice President of OppenheimerFunds, Inc.; Vice President of HarbourView Asset Management Corporation; Assistant Vice President of OppenheimerFunds Legacy Program

Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009). Senior Vice President of OppenheimerFunds, Inc.

John Huttlin, Senior Vice President	Vice President of OppenheimerFunds, Inc.; Director of OppenheimerFunds International Distributor Limited.

Lamar Kunes, Vice President	Treasurer of Trinity Investment Management Corporation

Christopher Leavy Senior Vice President	Executive Vice President and Chief Investment Officer of Equities of OppenheimerFunds, Inc.

Krishna Memani Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009). Senior Vice President of OppenheimerFunds, Inc.

David Schmidt, Vice President	Vice President of Trinity Investment Management Corporation

Mark S. Vandehey, Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company; Senior Vice President and Chief Compliance Officer of OppenheimerFunds, Inc.

Brian W. Wixted, Treasurer	Treasurer of OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of OppenheimerFunds, Inc.

Name and Current Position
with OFI Institutional Asset
Management, Inc.	Other Business and Connections During the Past Two Years
Robert G. Zack Senior Vice President & General Counsel	General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc. and OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds International Distributor Limited; Vice President of OppenheimerFunds Legacy Program.
Management Activities. OFII does not act as adviser or sub-adviser for any other registered investment companies with investment objectives similar to the Portfolio.
Information Regarding Wellington Management
Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2010, Wellington Management had investment management authority with respect to approximately $534 billion* in assets.

*	The firm-wide asset totals do not include agency mortgage-back security pass-through accounts managed for the Federal Reserve.
Management and Governance. Wellington Management is owned by its 113 partners, all of whom are active members of the firm. The principal executive officers of Wellington Management and their principal occupations are listed in the table below. Please note that these individuals are not necessarily those with the largest economic interests in the firm. All of the principal executive officers can be reached at the firm’s principal business address.

Name	Principal Occupation
Charles S. Argyle	Managing Director, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member

Name	Principal Occupation
Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member
Management Activities. Wellington acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Assets Managed by
	Wellington Management as of	Sub-Advisory Fee Paid to
Comparable Funds	January 31, 2010	Wellington Management
SC Large Cap Growth Fund	167,386,369	First $100 million 0.45% Next $650 million 0.40% Over $750 million 0.35%

Vanguard Morgan Growth Fund	3,046,000*	*

*	This fund family has an exemptive order (Investment Company of 1940 Act Release No. 26089, dated June 25, 2003) that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management. Wellington Management manages a portion of this Fund and subadvisory fees are never publicly disclosed and the assets under management by each subadviser is publicly disclosed in the Fund’s semi annual reports. These assets were as of September 30, 2009, as disclosed in the Fund’s last semi-annual report.
Evaluation by the Board
The Board approved the Sub-Advisory Agreement, as amended, following a presentation by the Adviser.
To assist the Board in its consideration of the Sub-Advisory Agreements, the Board received in advance of the meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.
Among other things, the Board considered:
(a) that TAM had advised the Board that the appointment of the Sub-Advisers is tied to the Reorganization, which the Board approved separately;
(b) that the Board had previously performed a full annual review of sub-advisory agreements with the Sub-Advisers and had determined that the Sub-Advisers had the capabilities, resources and personnel necessary to provide the sub-advisory services to the applicable Transamerica funds;
(c) the proposed responsibilities of the Sub-Advisers for the Portfolio and the services expected to be provided by it, which would be limited in time and scope due to the Reorganization;
(d) the fact that any sub-advisory fee payable to a Sub-Adviser would be paid by TAM and not the Portfolio;
(e) that TAM had advised the Board that it planned to reorganize the Portfolio with and into Large Growth Portfolio immediately after the appointment of the Sub-Advisers as sub-advisers to the Portfolio, and that the terms of Large Growth Portfolio’s sub-advisory agreements with the Sub-Advisers are identical to those of the Sub-Advisory Agreements; and
(f) that the Reorganization is in the best interests of the shareholders of each of the Portfolio and Large Growth Portfolio and the interests of the shareholders of each of the Portfolio and Large Growth Portfolio will not be diluted.
Discussed below are some of the material factors considered by the Board.
The Board considered information with respect to each Sub-Adviser and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Quality and Extent of Services Provided. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team responsible for the day-to-day management of Large Growth Portfolio and considered that the same team would serve to manage the Portfolio immediately prior to the Reorganization. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by the Sub-Adviser under the Sub-Advisory Agreement and provided to Large Growth Portfolio. The Board considered that the approval of the proposed Sub-Advisory Agreement was a part of the Reorganization of the Portfolio into Large Growth Portfolio, and considered the related changes in investment objective and principal investment strategies and risks. The Board considered that the Sub-Adviser is an experienced and respected asset management firm and that the Sub-Adviser has the capabilities, resources and personnel necessary to provide advisory services to the applicable. The Board considered the Sub-Adviser’s familiarity with the Portfolio as the Sub-Adviser was the sub-adviser to Large Growth Portfolio.
Fees and Costs of Services Provided. The Board reviewed and considered the sub-advisory fee that would be payable by the Adviser to the Sub-Adviser in light of the nature, extent and quality of the management services expected to be provided by the Sub-Adviser. The Board noted that the Adviser, and not the Portfolio, pays the sub-advisory fees to the Sub-Adviser.
Economies of Scale and Fall-Out Benefits. The Board noted that the Reorganization could result in certain economies of scale which could benefit shareholders and that it had recently considered fall-out benefits to TAM and the Sub-Adviser from their relationships with funds within the fund complex as part of their annual review of fall-out benefits.
Investment Performance. The Board noted the Sub-Adviser’s investment management experience, capabilities and resources with respect to Large Growth Portfolio, which is sub-advised by the Sub-Adviser and with which the Portfolio would be merged as part of the Reorganization if the Sub-Adviser were appointed. The Board noted that TAM believes that the appointment of the Sub-Adviser could benefit shareholders by offering them the potential for superior performance, but was unable to predict what effect approving the Sub-Advisory Agreement and the Reorganization would actually have on future performance. Based on this information, the Board determined that the Sub-Adviser is capable of generating a level of investment performance that is appropriate.
Other Considerations. The Board considered that TAM has advised the Board that the appointment of the Sub-Adviser and the related Reorganization are not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Sub-Advisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the Sub-Advisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

ADDITIONAL INFORMATION
The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of November 20, 2009, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.
As of November 20, 2009, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Portfolio:

	Amount and Nature of
Name of Investor	Beneficial Ownership	Percentage of Beneficial Ownership
Transamerica Financial	$67,484,569.39	38.00%
Life Insurance Company	(Direct)
Diversified Investors	$26,934,133.02	15.17%
Collective Investment Trust	(Direct)
Transamerica Investors	$57,246,364.51	32.24%
Growth, a series of	(Direct)
Transamerica Partners Funds Group
Transamerica Institutional Growth, a	$25,919,406.47	14.59%
series of Transamerica Partners Funds Group II	(Direct)
TPP is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for TPP as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by TPP at TPP’s office within a reasonable time before the proxy solicitation is made.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
February 18, 2010

EXHIBIT A
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC.
AND
JENNISON ASSOCIATES LLC
THIS AMENDMENT is made as of 4:00 p.m. on November 20, 2009 to the Sub-Advisory Agreement dated as of September 16, 2009 (the “Agreement”), between Transamerica Asset Management, Inc. and Jennison Associates LLC. In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Compensation and Schedule of Portfolios Under Management. Effective November 20, 2009, Schedule A to the Agreement is amended as follows:

Portfolio	Investment Subadvisory Fee
Transamerica Partners Large Growth Portfolio	0.40% up to $250 million;
0.35% from $250 million to $500 million;
0.30% from $500 million to $1 billion;
0.25% from $1 billion to $1.5 billion; and
0.20% of average daily net assets in
excess of $1.5 billion.

Transamerica Partners Growth Portfolio	0.40% up to $250 million;
0.35% from $250 million to $500 million;
0.30% from $500 million to $1 billion;
0.25% from $1 billion to $1.5 billion; and
0.20% of average daily net assets in
excess of $1.5 billion.
In all other respects, the Sub-Advisory Agreement dated as of September 16, 2009 is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 4:00 p.m. November 20, 2009.
TRANSAMERICA ASSET MANAGEMENT, INC.

By: Name:	/s/ Christopher A. Staples Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

JENNISON ASSOCIATES LLC

By:
Name:
Title:

INVESTMENT SUBADVISORY AGREEMENT
Jennison Associates LLC
     This Agreement, dated September 16, 2009 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Jennison Associates LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).
     TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and provided to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

     3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
     4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.
     5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.
     7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
     8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.
     9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

     10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.
     11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
     12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
     14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Fund agrees that the Subadviser may keep copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
     15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
     16. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

 The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Name:	/s/ Christopher A. Staples Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

JENNISON ASSOCIATES LLC

By: Name:	/s/ Stuart Parker Stuart Parker
Title:	Executive Vice President

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Large Growth Portfolio	0.40% of the first $250 million; 0.35% of the next $250 million; 0.30% of the next $500 million; 0.25% of the next $500 million; and 0.20% of average daily net assets in excess of $1.5 billion.

EXHIBIT B
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
OFI INSTITUTIONAL ASSET MANAGEMENT, INC.
THIS AMENDMENT is made as of 4:00 p.m. on November 20, 2009 to the Sub-Advisory Agreement dated as of June 19, 2007, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and OFI Institutional Asset Management, Inc. (the “Sub-Adviser”).
In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Replace Initial “WHEREAS” Clauses. The two initial “Whereas” clauses in the Agreement are hereby deleted entirely and replaced with the following paragraph:
WHEREAS, TAM is the investment adviser to Transamerica Partners Portfolios, an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of Transamerica Partners Portfolios listed on Schedule B below (each, a “Portfolio”). The Sub-Adviser desires to furnish services for Transamerica Partners Portfolios and to perform the functions assigned to it under this Agreement for the considerations provided.
3.	Schedule B. Schedule B to the Sub-Advisory Agreement dated June 19, 2007, as amended, is hereby deleted entirely and replaced as follows:

PORTFOLIO	SUB-ADVISER COMPENSATION
Transamerica Partners Large Growth Portfolio	0.08% of net assets*
Transamerica Partners Growth Portfolio	0.08% of net assets

*	Net assets are equal to the market value of the portion of the Portfolio allocated to the Sub-Adviser. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.
In all other respects, the Sub-Advisory Agreement dated June 19, 2007, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 4:00 p.m. on November 20, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Name: Title:	/s/ Christopher A. Staples Christopher A. Staples Senior Vice President

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

By:
Name:
Title:

B-1

EXHIBIT C
AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
WELLINGTON MANAGEMENT COMPANY, LLP
THIS AMENDMENT is made as of 4:00 p.m. on November 20, 2009 to the Sub-Advisory Agreement dated as of June 19, 2007, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and Wellington Management Company, LLP (the “Sub-Adviser”).
In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	Replace Initial “WHEREAS” Clauses. The two initial “Whereas” clauses in the Agreement are hereby deleted entirely and replaced with the following paragraph:
WHEREAS, TAM is the investment adviser to Transamerica Partners Portfolios, an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of Transamerica Partners Portfolios listed on Schedule B below (each, a “Portfolio”). The Sub-Adviser desires to furnish services for Transamerica Partners Portfolios and to perform the functions assigned to it under this Agreement for the considerations provided.
2.	Schedule B. Schedule B to the Sub-Advisory Agreement dated June 19, 2007, as amended, is hereby deleted entirely and replaced as follows:

PORTFOLIO	SUB-ADVISER COMPENSATION
Transamerica Partners Large Growth Portfolio	0.28% of net assets*
Transamerica Partners Growth Portfolio	0.28% of net assets

*	Net assets are equal to the market value of the portion of the Portfolio allocated to the Sub-Adviser. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.
In all other respects, the Sub-Advisory Agreement dated June 19, 2007, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of 4:00 p.m. on November 20, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: Name:	/s/ Christopher A. Staples Christopher A. Staples
Title:	Senior Vice President

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ David K. Eikenberry
Name:	David K. Eikenberry
Title:	Senior Vice President

C-1